UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2005

AirTran Holdings, Inc.

(Exact name of registrant as specified in its charter)

State of Incorporation: Nevada

Commission file number: 1-15991	I.R.S. Employer Identification No: 58-2189551

9955 AirTran Boulevard, Orlando, Florida 32827

(Address of principal executive offices) (Zip Code)

(407) 251-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On July 28, 2005, the board of directors of AirTran Holdings, Inc. (the “Company”) voted to amend and restate the Company’s By-laws effective as of such date. As amended and restated, the By-laws now provide that the board of directors of the Company shall consist of no less than three and not more than fourteen directors. Prior to the amendment and restatement, the By-laws provided for a board of directors composed of not less than three nor more than ten directors.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	By-Laws of AirTran Holdings, Inc. as Amended and Restated on July 28, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AirTran Holdings, Inc.

Date: August 1, 2005	By:	/s/ Richard P. Maguno
Richard P. Magurno
General Counsel, Secretary and Senior Vice President,

Exhibit Index

Exhibit No.	Description
EX-99.1	By-Laws of AirTran Holdings, Inc. as Amended and Restated on July 28, 2005